Exhibit 99.2

Supplemental Operating and Financial Data
First Quarter Ended March 31, 2017

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 29 through 31 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 32 through 38.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.

EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

•	Inflection Opportunity - Renewal or restructuring in an industry’s properties

•	Enduring Value - Real estate devoted to and improving long-lived activities

•	Excellent Execution - Market-dominant performance that creates value beyond tenant credit

•	Attractive Economics - Accretive initial returns along with growth in yield

•	Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tom Wright	Mike Hirons
Senior Vice President - Human Resources and Administration	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended March 31,
Operating Information:	2017	2016
Revenue	$129,112	$118,768
Net income available to common shareholders of
EPR Properties	47,964	48,228
Adjusted EBITDA (1)	111,705	103,575
Interest expense, net	30,692	23,289
Recurring principal payments	2,415	2,598
Capitalized interest	2,791	2,291
Straight-lined rental revenue	5,051	3,089
Dividends declared on preferred shares	5,952	5,952
Dividends declared on common shares	65,619	60,794
General and administrative expense	11,057	9,218

Balance Sheet Information:	March 31,
	2017	2016
Total assets	$5,046,782	$4,343,540
Accumulated depreciation	661,029	562,195
Total assets before accumulated depreciation (gross assets)	5,707,811	4,905,735
Cash and cash equivalents	14,446	10,980
Debt	2,616,382	1,996,131
Deferred financing costs, net	28,231	17,494
Net debt (1)	2,630,167	2,002,645
Equity	2,239,409	2,187,038
Common shares outstanding	64,771	63,341
Total market capitalization (using EOP closing price)	7,745,510	6,568,690
Net debt/total market capitalization	34%	30%
Net debt/gross assets	46%	41%
Net debt/Adjusted EBITDA (2)	5.89	4.83
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.54	4.76

(1) See pages 29 through 31 for definitions.
(2) Adjusted EBITDA is for the quarter times four. See pages 29 through 31 for definitions. See calculation on page 38.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 29 through 31 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 38 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 29 through 31 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015
Assets
Rental properties:
Entertainment	$2,545,532	$2,511,432	$2,483,321	$2,473,635	$2,369,351	$2,337,427
Education	877,716	848,883	811,359	687,815	644,854	621,674
Recreation	754,521	715,323	650,350	600,183	608,393	600,401
Other	156,390	155,659	155,071	153,996	153,944	—
Less: accumulated depreciation	(661,029)	(635,535)	(609,103)	(583,848)	(562,195)	(534,303)
Land held for development	22,530	22,530	22,530	22,530	22,530	23,610
Property under development	331,934	297,110	263,026	301,605	266,574	378,920
Mortgage notes receivable: (1)
Entertainment	33,735	37,669	36,032	36,032	80,389	58,220
Education	288,409	243,315	70,609	63,828	61,963	79,584
Recreation	349,653	332,994	331,726	322,515	312,577	283,476
Other	—	—	2,511	2,500	2,500	2,500
Investment in a direct financing lease, net	103,095	102,698	189,152	188,386	191,720	190,880
Investment in joint ventures	5,522	5,972	6,159	5,955	5,869	6,168
Cash and cash equivalents	14,446	19,335	7,311	8,462	10,980	4,283
Restricted cash	28,523	9,744	20,463	16,614	23,428	10,578
Accounts receivable, net	96,267	98,939	81,217	62,061	62,403	59,101
Other assets	99,538	98,954	99,236	97,955	88,260	94,751
Total assets	$5,046,782	$4,865,022	$4,620,970	$4,460,224	$4,343,540	$4,217,270

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$101,438	$119,758	$101,019	$91,130	$77,523	$92,178
Common dividends payable	22,022	20,367	20,361	20,360	20,269	18,401
Preferred dividends payable	5,952	5,951	5,951	5,952	5,952	5,951
Unearned rents and interest	61,579	47,420	55,636	49,798	56,627	44,952
Line of credit	150,000	—	200,000	347,000	217,000	196,000
Deferred financing costs, net	(28,231)	(29,320)	(18,885)	(16,829)	(17,494)	(18,289)
Other debt	2,494,613	2,514,945	2,067,461	1,768,094	1,796,625	1,804,209
Total liabilities	2,807,373	2,679,121	2,431,543	2,265,505	2,156,502	2,143,402
Equity:
Common stock and additional paid-in- capital	2,755,783	2,677,709	2,669,330	2,666,325	2,644,263	2,509,077
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(120,955)	(113,172)	(107,136)	(107,133)	(104,864)	(97,328)
Accumulated other comprehensive income	8,606	7,734	4,698	3,485	3,708	5,622
Distributions in excess of net income	(404,164)	(386,509)	(377,604)	(368,097)	(356,208)	(343,642)
Total equity	2,239,409	2,185,901	2,189,427	2,194,719	2,187,038	2,073,868
Total liabilities and equity	$5,046,782	$4,865,022	$4,620,970	$4,460,224	$4,343,540	$4,217,270

(1) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015
Rental revenue and tenant reimbursements:
Entertainment	$68,840	$69,147	$67,950	$65,149	$64,001	$63,823
Education	22,357	22,971	19,905	17,717	17,182	16,552
Recreation	17,299	17,084	15,958	14,789	14,696	14,539
Other	2,290	2,290	2,290	2,291	1,764	—
Mortgage and other financing income:
Entertainment	1,179	1,260	1,294	1,481	2,152	1,781
Education (1)	8,549	7,311	7,319	7,178	10,731	7,566
Recreation	7,906	7,540	8,384	7,268	6,998	6,451
Other	—	1	34	34	34	63
Other income	692	3,227	2,476	2,126	1,210	1,213
Total revenue	$129,112	$130,831	$125,610	$118,033	$118,768	$111,988

Property operating expense	6,350	5,915	5,626	5,580	5,481	5,810
Other expense	—	—	—	—	5	115
General and administrative expense	11,057	10,234	9,091	9,000	9,218	8,101
Costs associated with loan refinancing or payoff	5	—	14	339	552	9
Interest expense, net	30,692	26,834	24,265	22,756	23,289	20,792
Transaction costs	57	2,988	2,947	1,490	444	700
Depreciation and amortization	28,077	28,351	27,601	25,666	25,955	24,915
Income before equity in income in joint ventures and other items	52,874	56,509	56,066	53,202	53,824	51,546
Equity in (loss) income from joint ventures	(8)	118	203	86	212	268
Gain on sale of real estate	2,004	1,430	1,615	2,270	—	—
Income tax (expense) benefit	(954)	84	(358)	(423)	144	936
Net income	53,916	58,141	57,526	55,135	54,180	52,750
Preferred dividend requirements	(5,952)	(5,951)	(5,951)	(5,952)	(5,952)	(5,951)
Net income available to common shareholders of EPR Properties	$47,964	$52,190	$51,575	$49,183	$48,228	$46,799

(1) Represents income from owned assets under a direct financing lease and 12 mortgage notes receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$47,964	$52,190	$51,575	$49,183	$48,228	$46,799
Gain on sale of real estate (excluding land sale)	(2,004)	—	(549)	(2,270)	—	—
Real estate depreciation and amortization	27,880	28,179	27,147	25,216	25,507	24,480
Allocated share of joint venture depreciation	54	55	56	58	60	62
FFO available to common shareholders of EPR Properties	$73,894	$80,424	$78,229	$72,187	$73,795	$71,341

FFO available to common shareholders of EPR Properties	$73,894	$80,424	$78,229	$72,187	$73,795	$71,341
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO available to common shareholders of EPR Properties	$75,835	$82,365	$80,170	$74,128	$75,736	$73,282

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$73,894	$80,424	$78,229	$72,187	$73,795	$71,341
Costs associated with loan refinancing or payoff	5	—	14	339	552	9
Gain on insurance recovery (included in other income)	—	(847)	(1,825)	(1,523)	(489)	—
Termination fee included in gain on sale	1,920	—	549	2,270	—	—
Transaction costs	57	2,988	2,947	1,490	444	700
Gain on sale of land	—	(1,430)	(1,066)	—	—	—
Deferred income tax expense (benefit)	634	(401)	(44)	(18)	(602)	(1,366)
FFO as adjusted available to common shareholders of EPR Properties	$76,510	$80,734	$78,804	$74,745	$73,700	$70,684

FFO as adjusted available to common shareholders of EPR Properties	$76,510	$80,734	$78,804	$74,745	$73,700	$70,684
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted FFO as adjusted available to common shareholders of EPR Properties	$78,451	$82,675	$80,745	$76,686	$75,641	$72,625

FFO per common share:
Basic	$1.15	$1.26	$1.23	$1.14	$1.18	$1.19
Diluted	1.15	1.25	1.22	1.13	1.17	1.18
FFO as adjusted per common share:
Basic	$1.19	$1.27	$1.24	$1.18	$1.18	$1.18
Diluted	1.19	1.26	1.23	1.17	1.17	1.17
Shares used for computation (in thousands):
Basic	64,033	63,635	63,627	63,592	62,664	60,125
Diluted	64,102	63,716	63,747	63,678	62,744	60,205

Weighted average shares outstanding-diluted EPS	64,102	63,716	63,747	63,678	62,744	60,205
Effect of dilutive Series C preferred shares	2,053	2,044	2,036	2,045	2,038	2,029
Adjusted weighted-average shares outstanding-diluted	66,155	65,760	65,783	65,723	64,782	62,234

(1) See pages 29 through 31 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)
	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$73,894	$80,424	$78,229	$72,187	$73,795	$71,341
Adjustments:
Amortization of above/below market leases, net and tenant improvements	45	45	42	48	48	47
Transaction costs	57	2,988	2,947	1,490	444	700
Non-real estate depreciation and amortization	197	172	454	450	448	436
Deferred financing fees amortization	1,456	1,265	1,187	1,163	1,172	1,163
Costs associated with loan refinancing or payoff	5	—	14	339	552	9
Gain on insurance recovery (included in other income)	—	(847)	(1,825)	(1,523)	(489)	—
Termination fees included in gain on sale	1,920	—	549	2,270	—	—
Share-based compensation expense to management and trustees	3,458	2,882	2,778	2,739	2,765	2,290
Maintenance capital expenditures (2)	(1,601)	(2,409)	(805)	(1,859)	(1,141)	(1,501)
Straight-lined rental revenue	(5,051)	(6,062)	(4,597)	(3,264)	(3,089)	(3,267)
Non-cash portion of mortgage and other financing income	(555)	(862)	(962)	(1,017)	(928)	(1,009)
Gain on sale of land	—	(1,430)	(1,066)	—	—	—
Deferred income tax expense (benefit)	634	(401)	(44)	(18)	(602)	(1,366)
AFFO available to common shareholders of EPR Properties	$74,459	$75,765	$76,901	$73,005	$72,975	$68,843

AFFO available to common shareholders of EPR Properties	$74,459	$75,765	$76,901	$73,005	$72,975	$68,843
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	1,941
Diluted AFFO available to common shareholders of EPR Properties	$76,400	$77,706	$78,842	$74,946	$74,916	$70,784

Weighted average diluted shares outstanding (in thousands)	64,102	63,716	63,747	63,678	62,744	60,205
Effect of dilutive Series C preferred shares	2,053	2,044	2,036	2,045	2,038	2,029
Adjusted weighted-average shares outstanding-diluted	66,155	65,760	65,783	65,723	64,782	62,234

AFFO per diluted common share	$1.15	$1.18	$1.20	$1.14	$1.16	$1.14

Dividends declared per common share	$1.0200	$0.9600	$0.9600	$0.9600	$0.9600	$0.9075

AFFO payout ratio (3)	89%	81%	80%	84%	83%	80%

(1) See pages 29 through 31 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at March 31, 2017
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2017	$2,942	$139,992	$—	$—	$—	$142,934	4.71%
2018	65	11,619	—	—	—	11,684	6.19%
2019	—	—	—	150,000	—	150,000	2.10%
2020	—	—	350,000	—	250,000	600,000	5.22%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	148,000	148,000	4.35%
2025	—	—	—	—	300,000	300,000	4.50%
2026	—	—	—	—	642,000	642,000	1.36%
2027	—	—	—	—	—	—	—%
Thereafter	—	—	24,995	—	—	24,995	0.91%
Less: deferred financing costs, net	—	—	—	—	—	(28,231)	—%
	$3,007	$151,611	$374,995	$150,000	$1,965,000	$2,616,382	4.79%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$154,618	4.82%	0.28
Fixed rate unsecured debt (1)		2,265,000	5.07%	6.63
Variable rate secured debt		24,995	0.91%	20.50
Variable rate unsecured debt		200,000	2.12%	2.31
Less: deferred financing costs, net		(28,231)	—%	—
Total		$2,616,382	4.79%	6.06

(1) Includes $300 million of term loan that has been fixed through interest rate swaps through April 5, 2019.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 3/31/2017	Maturity	at 3/31/2017

	$650,000	$150,000	April 24, 2019	2.10%

Note: This facility has a one year extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at March 31, 2017 and December 31, 2016
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	March 31, 2017	December 31, 2016

Mortgage note payable, 6.07%, paid in full on January 6, 2017	—	9,331
Mortgage note payable, 6.06%, paid in full on February 1, 2017	—	8,615
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	30,189	30,486
Mortgage notes payable, 4.00%, due July 6, 2017	86,983	88,629
Mortgage note payable, 5.29%, due July 8, 2017	3,256	3,298
Mortgage notes payable, 5.86% due August 1, 2017	21,929	22,139
Mortgage note payable, 6.19%, due February 1, 2018	12,261	12,452
Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	150,000	—
Unsecured term loan payable, LIBOR + 1.40%, $300,000 fixed through interest rate swaps at a blended rate of 3.09% through April 5, 2019, due April 24, 2020	350,000	350,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Less: deferred financing costs, net	(28,231)	(29,320)
Total debt	$2,616,382	$2,485,625

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of March 31, 2017

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (positive)

Summary of Covenants

The Company has outstanding senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 5.25%, 5.75% and 7.75%. Interest on these notes is paid semiannually. These senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of March 31, 2017 and December 31, 2016 are:

		Actual	Actual
Note Covenants	Required	1st Quarter 2017 (1)	4th Quarter 2016 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	47%	46%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	3%	4%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.3x	3.8x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	207%	212%

(1) See page 14 for detailed calculations.

Note: The above excludes the private placement notes.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	March 31, 2017		Total Debt:		March 31, 2017
Total Assets per balance sheet	$5,046,782		Secured debt obligations		$179,613
Add: accumulated depreciation	661,029		Unsecured debt obligations:
Less: intangible assets	(14,404)		Unsecured debt		2,465,000
Total Assets	$5,693,407		Outstanding letters of credit		5,000
			Guarantees		24,929
			Derivatives at fair market value, net, if liability		—
			Total unsecured debt obligations:		2,494,929
Total Unencumbered Assets:	March 31, 2017		Total Debt		$2,674,542
Unencumbered real estate assets, gross	$4,785,723
Cash and cash equivalents	14,446
Land held for development	22,530
Property under development	331,934
Total Unencumbered Assets	$5,154,633

Consolidated Income Available for Debt Service:	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	Trailing Twelve Months
Adjusted EBITDA	$111,705	$113,835	$109,068	$101,930	$436,538
Less: straight-line rental revenue	(5,051)	(6,062)	(4,597)	(3,264)	(18,974)
Consolidated Income Available for Debt Service	$106,654	$107,773	$104,471	$98,666	$417,564

Annual Debt Service:
Interest expense, gross	$33,483	$29,549	$27,196	$25,516	$115,744
Less: deferred financing fees amortization	(1,456)	(1,265)	(1,187)	(1,163)	(5,071)
Annual Debt Service	$32,027	$28,284	$26,009	$24,353	$110,673

Debt Service Coverage	3.3	3.8	4.0	4.1	3.8

EPR Properties
Capital Structure at March 31, 2017
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at March 31, 2017	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at March 31, 2017	Conversion Price at March 31, 2017

Common shares	64,771,388	$73.63	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$28.68	$134,976	5.750%	Y	0.3803	65.74
Series E	3,450,000	$35.79	$86,250	9.000%	Y	0.4581	54.57
Series F	5,000,000	$25.50	$125,000	6.625%	N	N/A	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at March 31, 2017 multiplied by closing price at March 31, 2017				$4,769,117
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Net debt at March 31, 2017 (3)				2,630,167
Total consolidated market capitalization				$7,745,510

(1) Total monthly dividends declared in the first quarter of 2017 were $1.02 per share.
(2) Excludes accrued unpaid dividends at March 31, 2017.
(3) See pages 29 through 31 for definitions.

EPR Properties
Summary of Ratios
(Unaudited)

	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015
Net debt to total market capitalization	34%	34%	30%	28%	30%	34%

Net debt to gross assets	46%	45%	43%	42%	41%	42%

Net debt/Adjusted EBITDA (1)(2)	5.89	5.48	5.18	5.17	4.81	5.09

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.54	5.37	5.08	4.89	4.76	n/a

Interest coverage ratio (5)	3.3	3.7	3.9	4.0	4.0	3.9

Fixed charge coverage ratio (5)	2.8	3.1	3.2	3.2	3.3	3.1

Debt service coverage ratio (5)	3.1	3.4	3.6	3.6	3.7	3.5

FFO payout ratio (6)	89%	77%	79%	85%	82%	77%

FFO as adjusted payout ratio (7)	86%	76%	78%	82%	81%	78%

AFFO payout ratio (8)	88%	81%	80%	84%	83%	80%

(1) See pages 29 through 31 for definitions.
(2) Adjusted EBITDA is for the quarter times four. See calculation on page 38.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 29 through 31 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 38 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. Amounts not calculated for periods prior to 2016. See pages 29 through 31 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015
Interest Coverage Ratio (1):
Net income	$53,916	$58,141	$57,526	$55,135	$54,180	$52,750
Transaction costs	57	2,988	2,947	1,490	444	700
Interest expense, gross	33,483	29,549	27,196	25,516	25,580	25,076
Depreciation and amortization	28,077	28,351	27,601	25,666	25,955	24,915
Share-based compensation expense
to management and trustees	3,458	2,882	2,778	2,739	2,765	2,290
Costs associated with loan refinancing
or payoff	5	—	14	339	552	9
Interest cost capitalized	(2,791)	(2,715)	(2,931)	(2,760)	(2,291)	(4,283)
Straight-line rental revenue	(5,051)	(6,062)	(4,597)	(3,264)	(3,089)	(3,267)
Gain on sale of real estate	(2,004)	(1,430)	(1,615)	(2,270)	—	—
Gain on insurance recovery	—	(847)	(1,825)	(1,523)	(489)	—
Deferred income tax expense (benefit)	634	(401)	(44)	(18)	(602)	(1,366)
Interest coverage amount	$109,784	$110,456	$107,050	$101,050	$103,005	$96,824

Interest expense, net	$30,692	$26,834	$24,265	$22,756	$23,289	$20,792
Interest income	—	—	—	—	—	1
Interest cost capitalized	2,791	2,715	2,931	2,760	2,291	4,283
Interest expense, gross	$33,483	$29,549	$27,196	$25,516	$25,580	$25,076

Interest coverage ratio	3.3	3.7	3.9	4.0	4.0	3.9

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$109,784	$110,456	$107,050	$101,050	$103,005	$96,824

Interest expense, gross	$33,483	$29,549	$27,196	$25,516	$25,580	$25,076
Preferred share dividends	5,952	5,951	5,951	5,952	5,952	5,951
Fixed charges	$39,435	$35,500	$33,147	$31,468	$31,532	$31,027

Fixed charge coverage ratio	2.8	3.1	3.2	3.2	3.3	3.1

Debt Service Coverage Ratio (1):
Interest coverage amount	$109,784	$110,456	$107,050	$101,050	$103,005	$96,824

Interest expense, gross	$33,483	$29,549	$27,196	$25,516	$25,580	$25,076
Recurring principal payments	2,415	2,516	2,551	2,298	2,598	2,900
Debt service	$35,898	$32,065	$29,747	$27,814	$28,178	$27,976

Debt service coverage ratio	3.1	3.4	3.6	3.6	3.7	3.5

(1) See pages 29 through 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 32 through 38 for reconciliations of certain non-GAAP financial measures.

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	Operating Segment	March 31, 2017	December 31, 2016
Mortgage note and related accrued interest receivable, 7.00%, due July 31, 2017	Education	1,399	1,375
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2018	Education	1,454	1,454
Mortgage note and related accrued interest receivable, 7.00%, due October 19, 2018	Entertainment	2,594	1,637
Mortgage notes and related accrued interest receivable, 7.00% to 10.00%, due May 1, 2019	Recreation	171,281	164,743
Mortgage note, 7.00%, due December 20, 2021	Education	66,364	70,304
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,666	5,635
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,549	—
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	Entertainment	31,141	36,032
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,290	5,327
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	30,793	30,849
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	Education	3,513	3,508
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,462	12,530
Mortgage note and related accrued interest receivable, 8.71%, due June 30, 2034	Education	7,230	7,230
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,495	12,473
Mortgage note, 11.10%, due December 1, 2034	Recreation	51,050	51,250
Mortgage notes, 10.28%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.72%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.14%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 9.75%, due July 31, 2036	Education	6,095	6,083
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,028	18,219
Mortgage note, 9.75%, due December 31, 2036	Education	7,266	4,712
Mortgage note, 9.75%, due July 31, 2037	Education	3,610	—
Mortgage notes, 7.25%, due November 30, 2041	Education	142,900	100,000
Total mortgage notes and related accrued interest receivable		$671,797	$613,978

Payments Due on Mortgage Notes Receivable

		As of March 31, 2017
Year:
2017		$2,255
2018		4,976
2019		172,274
2020		1,143
2021		67,630
Thereafter		423,519
Total		$671,797

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)
2017 Capital Spending	Location	Operating Segment	Capital Spending Three Months Ended March 31, 2017
Development and redevelopment of megaplex theatres	various	Entertainment	$21,587
Development of other entertainment and retail projects	various	Entertainment	7,567
Investment in mortgage note receivable for megaplex theatre	Houston, TX	Entertainment	977
Investment in mortgage notes receivable for public charter schools	various	Education	6,200
Investment in mortgage notes receivable for early childhood education and private schools	various	Education	42,900
Development of public charter school properties	various	Education	9,835
Acquisition and development of early childhood education centers	various	Education	42,586
Acquisition and development of private school properties	various	Education	4,334
Development of Topgolf golf entertainment facilities	various	Recreation	27,051
Additions to mortgage note and notes receivable at Schlitterbahn waterpark	various	Recreation	7,043
Acquisition of fitness facility	Olathe, KS	Recreation	19,296
Investment in mortgage note receivable for fitness facility	Omaha, NE	Recreation	10,480
Development and redevelopment of ski properties	various	Recreation	481
Development of waterpark	Powells Point, NC	Recreation	9,560
Acquisition of other recreation facilities	various	Recreation	14,860
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	1,729
Investment in casino and resort project	Sullivan County, NY	Other	735
Total investment spending			$227,221
Other capital acquisitions, net	various	n/a	1,338
Total capital spending			$228,559

2017 Dispositions and Mortgage Note Payoffs (Excluding Principal Payments)	Location	Date of Disposition or Payoff	Net Proceeds
Sale of retail space	Mesquite, TX	January 2017	$1,244
Sale of public charter school property	Phoenix, AZ	February 2017	5,590
Sale of public charter school property	Broomfield, CO	March 2017	11,271
Mortgage note paydown	Chicago, IL	March 2017	4,000
Mortgage note paydown	Various	March 2017	3,315

EPR Properties
Property Under Development - Investment Spending Estimates at March 31, 2017 (1)
(Unaudited, dollars in thousands)

	March 31, 2017		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	2nd Quarter 2017	3rd Quarter 2017	4th Quarter 2017	1st Quarter 2018	Thereafter	Total Expected Cost (2)	% Leased
Entertainment	$64,329	14	$23,984	$21,227	$15,750	$5,764	$3,723	$134,777	100%
Education	105,480	19	26,900	26,850	13,200	3,661	17,418	193,509	100%
Recreation (3)	124,725	7	48,063	43,375	30,800	51,793	45,548	344,304	100%
Total Build-to-Suit	294,534	40	$98,947	$91,452	$59,750	$61,218	$66,689	$672,590
Non Build-to-Suit Development	31,694
Adelaar	5,706
Total Property Under Development	$331,934

		March 31, 2017	Owned Build-to-Suit In-Service Estimates
		# of Projects	2nd Quarter 2017	3rd Quarter 2017	4th Quarter 2017	1st Quarter 2018	Thereafter	Total In-Service (2)	Actual In-Service 1st Quarter 2017
Entertainment		14	$11,133	$46,307	$39,330	$—	$38,007	$134,777	$24,806
Education		19	48,534	67,956	3,117	4,350	69,552	193,509	33,724
Recreation		7	22,416	84,127	28,863	—	208,898	344,304	5,078
Total Build-to-Suit		40	$82,083	$198,390	$71,310	$4,350	$316,457	$672,590	$63,608

	March 31, 2017		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	2nd Quarter 2017	3rd Quarter 2017	4th Quarter 2017	1st Quarter 2018	Thereafter	Total Expected Cost (2)
Entertainment	$2,594	1	$2,994	$998	$—	$1,285	$—	$7,871
Education	24,201	4	3,100	500	—	—	—	27,801
Recreation	—	—	—	—	—	—	—	—
Total Build-to-Suit Mortgage Notes	26,795	5	$6,094	$1,498	$—	$1,285	$—	$35,672
Non Build-to-Suit Mortgage Notes	645,001
Total Mortgage Notes Receivable	$671,796

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of March 31, 2017.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Adelaar.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Segment
For the Three Months Ended March 31, 2017
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$65,091	$22,357	$17,299	$2,290	$107,037	$—	$107,037
Tenant reimbursements	3,749	—	—	—	3,749	—	3,749
Other income	6	—	—	—	6	686	692
Mortgage and other financing income	1,179	8,549	7,906	—	17,634	—	17,634
Total revenue	70,025	30,906	25,205	2,290	128,426	686	129,112

Property operating expense	5,835	—	28	340	6,203	147	6,350
Total investment expenses	5,835	—	28	340	6,203	147	6,350
General and administrative expense	—	—	—	—	—	11,057	11,057
Adjusted EBITDA (1)	$64,190	$30,906	$25,177	$1,950	$122,223	$(10,518)	$111,705
	53%	25%	21%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(5)	(5)
Interest expense, net						(30,692)	(30,692)
Transaction costs						(57)	(57)
Depreciation and amortization						(28,077)	(28,077)
Equity in loss from joint ventures						(8)	(8)
Gain on sale of real estate						2,004	2,004
Income tax expense						(954)	(954)
Net income							53,916
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$47,964

(1) See pages 29 through 31 for definitions.

EPR Properties
Financial Information by Segment
For the Three Months Ended March 31, 2016
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$60,138	$17,180	$14,696	$1,764	$93,778	$—	$93,778
Tenant reimbursements	3,863	2	—	—	3,865	—	3,865
Other income	4	—	489	—	493	717	1,210
Mortgage and other financing income	2,152	10,731	6,998	34	19,915	—	19,915
Total revenue	66,157	27,913	22,183	1,798	118,051	717	118,768

Property operating expense	5,252	—	8	83	5,343	138	5,481
Other expense	—	—	—	5	5	—	5
Total investment expenses	5,252	—	8	88	5,348	138	5,486
General and administrative expense	—	—	—	—	—	9,218	9,218
Less: gain on insurance recovery (1)	—	—	489	—	489	—	489
Adjusted EBITDA (1)	$60,905	$27,913	$22,175	$1,710	$112,703	$(8,639)	$103,575
	54%	25%	20%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(552)	(552)
Interest expense, net						(23,289)	(23,289)
Transaction costs						(444)	(444)
Depreciation and amortization						(25,955)	(25,955)
Equity in income from joint ventures						212	212
Income tax benefit						144	144
Gain on insurance recovery (1)						489	489
Net income							54,180
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$48,228

(1) Included in other income. See reconciliation on page 38.
(2) See pages 29 through 31 for definitions.

EPR Properties
Total Investment by Segment
As of March 31, 2017 and December 31, 2016
(Unaudited, dollars in thousands)

	As of March 31, 2017
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,975,393	$830,198	$711,149	$156,390	$3,673,130
Add back accumulated depreciation on rental properties	570,139	47,518	43,372	—	661,029
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	84,161	117,342	124,725	5,706	331,934
Mortgage notes and related accrued interest receivable, net	33,735	288,409	349,653	—	671,797
Investment in a direct financing lease, net	—	103,095	—	—	103,095
Investment in joint ventures	5,522	—	—	—	5,522
Intangible assets, gross (1)	28,698	284	—	—	28,982
Notes receivable and related accrued interest receivable, net (1)	2,047	—	1,733	—	3,780
Total investments (2)	$2,704,152	$1,388,104	$1,230,632	$178,911	$5,501,799
% of total investments	49%	25%	23%	3%	100%

	As of December 31, 2016
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,957,586	$805,967	$676,550	$155,659	$3,595,762
Add back accumulated depreciation on rental properties	553,846	42,916	38,773	—	635,535
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	87,670	105,366	98,371	5,701	297,108
Mortgage notes and related accrued interest receivable, net	37,669	243,315	332,994	—	613,978
Investment in a direct financing lease, net	—	102,698	—	—	102,698
Investment in joint ventures	5,972	—	—	—	5,972
Intangible assets, gross (1)	28,597	190	—	—	28,787
Notes receivable and related accrued interest receivable, net (1)	1,987	1,588	1,190	—	4,765
Total investments (2)	$2,677,784	$1,303,298	$1,147,878	$178,175	$5,307,135
% of total investments	50%	25%	22%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of March 31, 2017 in the Company's Quarterly Report on Form 10-Q and December 31, 2016 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	3/31/2017	12/31/2016
Intangible assets, gross	$28,982	$28,787
Less: accumulated amortization on intangible assets	(14,578)	(14,008)
Notes receivable and related accrued interest receivable, net	3,780	4,765
Prepaid expenses and other current assets	81,354	79,410
Total other assets	$99,538	$98,954

(2) See pages 29 through 31 for definitions.

EPR Properties
Lease Expirations
As of March 31, 2017
(Unaudited, dollars in thousands)

	Megaplex Theatres				Education Portfolio				Recreation Portfolio
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended March 31, 2017 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended March 31, 2017	% of Total Revenue	Total Number of Properties	Rental Revenue for the Trailing Twelve Months Ended March 31, 2017	% of Total Revenue

2017	3		$8,120	2%	1		$1,820	1%	—	$—	—%
2018	15		25,514	5%	1		285	—%	—	—	—%
2019	3		7,991	2%	—		—	—%	—	—	—%
2020	4		7,526	1%	—		—	—%	—	—	—%
2021	8		10,772	2%	—		—	—%	—	—	—%
2022	13		24,036	5%	—		—	—%	—	—	—%
2023	5		11,190	2%	—		—	—%	—	—	—%
2024	13		26,023	5%	—		—	—%	—	—	—%
2025	5		10,902	2%	—		—	—%	—	—	—%
2026	8		12,762	3%	—		—	—%	—	—	—%
2027	15	(2)	19,051	4%	—		—	—%	1	2,896	1%
2028	6		8,527	2%	—		—	—%	—	—	—%
2029	19	(3)	23,421	5%	—		—	—%	—	—	—%
2030	5		8,630	2%	—		—	—%	—	—	—%
2031	11	(4)	15,873	3%	11	(5)	5,253	1%	—	—	—%
2032	3		2,097	—%	14	(6)	15,807	3%	5	4,653	1%
2033	6		4,393	1%	10	(7)	9,420	2%	1	1,676	—%
2034	2		1,977	—%	14		24,713	5%	6	14,874	3%
2035	2		2,297	—%	25	(8)	20,585	4%	11	40,383	8%
2036	2		1,448	—%	14		13,749	3%	4	4,450	1%
Thereafter	1		71	—%	4		1,615	—%	—	—	—%
	149		$232,621	46%	94		$93,247	19%	28	$68,932	14%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski areas and golf entertainment complexes only, which together represent approximately 79% of total revenue for the trailing twelve months ended March 31, 2017. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) Fifteen of these theatre properties are leased under a master lease.
(4) Four of these theatre properties are leased under a master lease and five of these theatre properties are leased under a separate master lease.
(5) Four of these education properties are leased under a master lease to Imagine.
(6) Four of these education properties are leased under a master lease to Imagine.
(7) Three of these education properties are leased under a master lease to Imagine.
(8) One of these education properties is leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The
			Three Months Ended	Percentage of
	Customers	Asset Type	March 31, 2017	Total Revenue

1.	AMC Theatres	Entertainment	$29,229	23%
2.	Topgolf	Recreation	12,020	9%
3.	Regal Entertainment Group	Entertainment	11,005	9%
4.	Cinemark	Entertainment	8,608	7%
5.	Camelback Resort	Recreation	4,868	4%
6.	Basis Independent Schools	Education	4,497	3%
7.	Imagine Schools	Education	4,298	3%
8.	Southern Theatres	Entertainment	3,415	3%
9.	Schlitterbahn	Recreation	3,394	3%
10.	Peak Resorts	Recreation	3,260	2%

	Total		$84,594	66%

EPR Properties
Net Asset Value (NAV) Components
As of March 31, 2017
(Unaudited, dollars and shares in thousands)

Annualized Cash Net Operating Income (NOI) Run Rate (for NAV calculations) (1)
	Owned	Financed	Total
Megaplex	$207,976	$1,272	$209,248
ERC's/Retail	44,956	—	44,956
Other Entertainment	6,156	2,932	9,088
Entertainment	259,088	4,204	263,292

Public Charter Schools	43,316	22,556	65,872
Early Childhood Education	14,640	6,116	20,756
Private Schools	19,988	4,232	24,220
Education	77,944	32,904	110,848

Ski Areas	9,608	11,716	21,324
Attractions	15,732	14,924	30,656
Golf Entertainment Complexes	43,516	4,976	48,492
Other Recreation	2,740	1,256	3,996
Recreation	71,596	32,872	104,468

Annualized cash NOI run rate	$408,628	$69,980	$478,608

Other NAV Components
Assets		Liabilities
Property under development	$331,934	Long-term debt (2)		$2,644,613
Land held for development	22,530	Series E liquidation value		86,250
Adelaar land in-service	156,390	Series F liquidation value		125,000
Investment in joint ventures	5,522	Accounts payable and accrued liabilties		101,438
Cash and cash equivalents	14,446	Preferred dividends payable		5,952
Restricted cash	28,523	Unearned rents and interest (4)		22,934
Accounts receivable, net (3)	25,203
Other assets (5)	66,503

Shares
Common shares outstanding	64,771
Effect of dilutive securities - share options	69
Effect of dilutive Series C preferred shares	2,053
Diluted shares outstanding	66,893

(1) See pages 29 through 31 for definitions and see Appendix on pages 32 through 38 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended March 31, 2017.
(2) Excludes deferred financing costs, net of $28.2 million.
(3) Excludes straight-line receivable of $71.1 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $21.5 million and cash paid by tenants during construction of $17.1 million.
(5) Excludes deferred tax assets of $11.7 million, deferred financing costs, net of $3.1 million, intangible assets of $14.4 million and notes and related accrued interest, net of $3.8 million.

EPR Properties
Annualized GAAP Net Operating Income
As of March 31, 2017
(Unaudited, dollars in thousands)

Annualized GAAP Net Operating Income (NOI) Run Rate (1)
	Owned	Financed	Total
Megaplex	$208,560	$1,272	$209,832
ERC's/Retail	42,720	—	42,720
Other Entertainment	6,180	2,996	9,176
Entertainment	257,460	4,268	261,728

Public Charter Schools	51,732	24,508	76,240
Early Childhood Education	18,888	6,116	25,004
Private Schools	22,324	4,232	26,556
Education	92,944	34,856	127,800

Ski Areas	9,880	11,716	21,596
Attractions	15,732	14,916	30,648
Golf Entertainment Complexes	44,488	4,976	49,464
Other Recreation	2,740	1,256	3,996
Recreation	72,840	32,864	105,704

Annualized GAAP NOI run rate	$423,244	$71,988	$495,232

(1) See pages 29 through 31 for definitions and see Appendix on pages 32 through 38 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended March 31, 2017.

EPR Properties
Guidance
(Dollars in millions except for per share information)

Measure		2017 Guidance
	YTD Actuals	Current			Prior
Investment spending	$227.2	$1,300.0	to	$1,350.0	$1,300.0	to	$1,350.0
Disposition proceeds and mortgage note payoff	$25.4	$150.0	to	$300.0	$150.0	to	$300.0

Termination fee - education properties (1)	$1.9	$12.0	to	$15.0	$12.0	to	$15.0
Percentage rent and participating interest income	$0.8	$5.0	to	$6.0	$4.7	to	$5.7
General and administrative expense	$11.1	$42.0	to	$44.0	$42.0	to	$44.0

FFO per diluted share	$1.15	$4.84	to	$4.95	$4.71	to	$4.82
FFO as adjusted per diluted share	$1.19	$5.05	to	$5.20	$5.05	to	$5.20

Reconciliation from Net income available to common shareholders of EPR Properties (per diluted share):	YTD Actuals	2017 Current Guidance
Net income available to common shareholders of EPR Properties	$0.75	$3.57	to	$3.72
Gain on sale of real estate (1)	(0.03)	(0.49)	to	(0.53)
Real estate depreciation and amortization	0.44	1.81
Allocated share of joint venture depreciation	—	—
Impact of Series C and Series E Dilution, if applicable	(0.01)	(0.05)
FFO available to common shareholders of EPR Properties	$1.15	$4.84	to	$4.95
Transaction costs	—	0.03
Termination fee - education properties (1)	0.03	0.16	to	0.20
Deferred income tax benefit	0.01	0.02
FFO as adjusted available to common shareholders of EPR Properties	$1.19	$5.05	to	$5.20

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

(1) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

EPR Properties
Definitions - Non-GAAP Financial Measures

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as net income available to common shareholders excluding costs associated with loan refinancing or payoff, interest expense (net), depreciation and amortization, equity in (income) loss from joint ventures, gain (loss) on the sale of real estate, gain on insurance recovery, income tax expense (benefit), preferred dividend requirements, the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs, and which is then multiplied by four to get an annual amount. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs, retirement severance expense, provision for loan losses, preferred share redemption costs and termination fees associated with tenants' exercises of education properties buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, and termination fees associated with tenants' exercises of education properties buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
First Quarter Ended March 31, 2017

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015

Net cash provided by operating activities	$74,771	$90,429	$63,241	$83,944	$68,588	$93,638

Equity in (loss) income from joint ventures	(8)	118	203	86	212	268
Distributions from joint ventures	(442)	(305)	—	—	(511)	(540)
Amortization of deferred financing costs	(1,456)	(1,265)	(1,187)	(1,163)	(1,172)	(1,163)
Amortization of above market leases, net and tenant improvements	(45)	(45)	(42)	(48)	(48)	(47)
Increase (decrease) in mortgage notes and related accrued interest receivable	(1,098)	(760)	916	(214)	(514)	(1,332)
Increase (decrease) in restricted cash	1,786	156	(202)	(556)	2,221	(1,923)
Increase (decrease) in accounts receivable, net	(2,720)	18,561	14,739	1,359	2,968	3,303
Increase in direct financing lease receivable	397	752	767	896	840	851
Increase (decrease) in other assets	3,147	(1,873)	448	1,838	2,907	(2,744)
Decrease (increase) in accounts payable and accrued liabilities	12,492	(22,285)	4,329	(5,947)	6,878	(8,406)
Decrease (increase) in unearned rents and interest	(2,738)	1,625	1,223	(127)	(8)	(3,307)
Non-cash fee income	—	1,588	—	—	—	—
Straight-line rental revenue	(5,051)	(6,062)	(4,597)	(3,264)	(3,089)	(3,267)
Interest expense, gross	33,483	29,549	27,196	25,516	25,580	25,076
Interest cost capitalized	(2,791)	(2,715)	(2,931)	(2,760)	(2,291)	(4,283)
Transaction costs	57	2,988	2,947	1,490	444	700
Interest coverage amount (1)	$109,784	$110,456	$107,050	$101,050	$103,005	$96,824

Net cash used by investing activities	$(200,715)	$(246,896)	$(147,051)	$(137,285)	$(130,915)	$(96,423)

Net cash provided (used) by financing activities	$121,053	$168,566	$82,672	$51,457	$68,439	$(7,291)

(1) See pages 29 through 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliations of Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 26 and 27 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 36 through 38 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 35 through 37.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Owned Properties (for NAV calculations)
For the three months ended March 31, 2017

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Total	Public Charter Schools	Early Childhood Education	Private Schools	Total	Ski Areas	Attractions	Golf Entertainment Complexes	Other Recreation	Total	Corporate/unallocated and other	Total
Total revenue	$52,497	$15,068	$1,281	$68,846	$12,827	$3,818	$5,712	$22,357	$2,469	$3,961	$10,776	$93	$17,299	$2,976	$111,478
Property operating expense	491	5,252	92	5,835	—	—	—	—	—	28	—	—	28	487	6,350
Total investment expense	491	5,252	92	5,835	—	—	—	—	—	28	—	—	28	487	6,350
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,057)	(11,057)
Less: gain on insurance recovery	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$52,006	$9,816	$1,189	$63,011	$12,827	$3,818	$5,712	$22,357	$2,469	$3,933	$10,776	$93	$17,271	$(8,568)	$94,071
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	11,057	11,057
Gain on insurance recovery	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,489)	(2,489)
NOI	$52,006	$9,816	$1,189	$63,011	$12,827	$3,818	$5,712	$22,357	$2,469	$3,933	$10,776	$93	$17,271	$—	$102,639

Quarterly GAAP NOI run rate
NOI	$52,006	$9,816	$1,189	$63,011	$12,827	$3,818	$5,712	$22,357	$2,469	$3,933	$10,776	$93	$17,271	$—	$102,639
In-service adjustments (2)	120	698	356	1,174	106	904	15	1,025	—	—	—	592	592	—	2,791
Percentage rent/participation adjustments (3)	14	172	—	186	—	—	(146)	(146)	1	—	346	—	347	—	387
Non-recurring adjustments (6)	—	(6)	—	(6)	—	—	—	—	—	—	—	—	—	—	(6)
Quarterly GAAP NOI run rate	$52,140	$10,680	$1,545	$64,365	$12,933	$4,722	$5,581	$23,236	$2,470	$3,933	$11,122	$685	$18,210	$—	$105,811
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$208,560	$42,720	$6,180	$257,460	$51,732	$18,888	$22,324	$92,944	$9,880	$15,732	$44,488	$2,740	$72,840	$—	$423,244
Quarterly cash NOI run rate
NOI	$52,006	$9,816	$1,189	$63,011	$12,827	$3,818	$5,712	$22,357	$2,469	$3,933	$10,776	$93	$17,271	$—	$102,639
In-service adjustments (4)	300	663	365	1,328	535	849	1,346	2,730	—	—	—	592	592	—	4,650
Percentage rent/participation adjustments (3)	14	172	—	186	—	—	(146)	(146)	1	—	346	—	347	—	387
Non-recurring adjustments (6)	—	(6)	—	(6)	—	—	—	—	—	—	—	—	—	—	(6)
Non-cash revenue	(326)	594	(15)	253	(2,533)	(1,007)	(1,915)	(5,455)	(68)	—	(243)	—	(311)	—	(5,513)
Quarterly cash NOI run rate	51,994	11,239	1,539	64,772	10,829	3,660	4,997	19,486	2,402	3,933	10,879	685	17,899	—	102,157
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$207,976	$44,956	$6,156	$259,088	$43,316	$14,640	$19,988	$77,944	$9,608	$15,732	$43,516	$2,740	$71,596	$—	$408,628

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Financed Properties (for NAV calculations)
For the three months ended March 31, 2017

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Total	Public Charter Schools	Early Childhood Education	Private Schools	Total	Ski Areas	Attractions	Golf Entertainment Complexes	Other Recreation	Total	Corporate/unallocated and other	Total
Total revenue	$318	$—	$861	$1,179	$6,038	$1,465	$1,046	$8,549	$2,929	$3,419	$1,244	$314	$7,906	$—	$17,634
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$318	$—	$861	$1,179	$6,038	$1,465	$1,046	$8,549	$2,929	$3,419	$1,244	$314	$7,906	$—	$17,634
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$318	$—	$861	$1,179	$6,038	$1,465	$1,046	$8,549	$2,929	$3,419	$1,244	$314	$7,906	$—	$17,634

Quarterly GAAP NOI run rate
NOI	$318	$—	$861	$1,179	$6,038	$1,465	$1,046	$8,549	$2,929	$3,419	$1,244	$314	$7,906	$—	$17,634
In-service adjustments (5)	—	—	(112)	(112)	89	64	12	165	—	104	—	—	104	—	157
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	206	—	—	206	—	206
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Quarterly GAAP NOI run rate	$318	$—	$749	$1,067	$6,127	$1,529	$1,058	$8,714	$2,929	$3,729	$1,244	$314	$8,216	$—	$17,997
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$1,272	$—	$2,996	$4,268	$24,508	$6,116	$4,232	$34,856	$11,716	$14,916	$4,976	$1,256	$32,864	$—	$71,988
Quarterly cash NOI run rate
NOI	$318	$—	$861	$1,179	$6,038	$1,465	$1,046	$8,549	$2,929	$3,419	$1,244	$314	$7,906	$—	$17,634
In-service adjustments (5)	—	—	(219)	(219)	247	64	12	323	—	106	—	—	106	—	210
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	206	—	—	206	—	206
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	91	91	(646)	—	—	(646)	—	—	—	—	—	—	(555)
Quarterly cash NOI run rate	318	—	733	1,051	5,639	1,529	1,058	8,226	2,929	3,731	1,244	314	8,218	—	17,495
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$1,272	$—	$2,932	$4,204	$22,556	$6,116	$4,232	$32,904	$11,716	$14,924	$4,976	$1,256	$32,872	$—	$69,980

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Total - Owned and Financed Properties (for NAV calculations) - sum of pages 35 and 36
For the three months ended March 31, 2017

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Total	Public Charter Schools	Early Childhood Education	Private Schools	Total	Ski Areas	Attractions	Golf Entertainment Complexes	Other Recreation	Total	Corporate/unallocated and other	Total
Total revenue	$52,815	$15,068	$2,142	$70,025	$18,865	$5,283	$6,758	$30,906	$5,398	$7,380	$12,020	$407	$25,205	$2,976	$129,112
Property operating expense	491	5,252	92	5,835	—	—	—	—	—	28	—	—	28	487	6,350
Total investment expense	491	5,252	92	5,835	—	—	—	—	—	28	—	—	28	487	6,350
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(11,057)	(11,057)
Less: gain on insurance recovery	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$52,324	$9,816	$2,050	$64,190	$18,865	$5,283	$6,758	$30,906	$5,398	$7,352	$12,020	$407	$25,177	$(8,568)	$111,705
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	11,057	11,057
Gain on insurance recovery	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,489)	(2,489)
NOI	$52,324	$9,816	$2,050	$64,190	$18,865	$5,283	$6,758	$30,906	$5,398	$7,352	$12,020	$407	$25,177	$—	$120,273

Quarterly GAAP NOI run rate
NOI	$52,324	$9,816	$2,050	$64,190	$18,865	$5,283	$6,758	$30,906	$5,398	$7,352	$12,020	$407	$25,177	$—	$120,273
In-service adjustments (2) (5)	120	698	244	1,062	195	968	27	1,190	—	104	—	592	696	—	2,948
Percentage rent/participation adjustments (3)	14	172	—	186	—	—	(146)	(146)	1	206	346	—	553	—	593
Non-recurring adjustments (6)	—	(6)	—	(6)	—	—	—	—	—	—	—	—	—	—	(6)
Quarterly GAAP NOI run rate	$52,458	$10,680	$2,294	$65,432	$19,060	$6,251	$6,639	$31,950	$5,399	$7,662	$12,366	$999	$26,426	$—	$123,808
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$209,832	$42,720	$9,176	$261,728	$76,240	$25,004	$26,556	$127,800	$21,596	$30,648	$49,464	$3,996	$105,704	$—	$495,232
Quarterly cash NOI run rate
NOI	$52,324	$9,816	$2,050	$64,190	$18,865	$5,283	$6,758	$30,906	$5,398	$7,352	$12,020	$407	$25,177	$—	$120,273
In-service adjustments (4) (5)	300	663	146	1,109	782	913	1,358	3,053	—	106	—	592	698	—	4,860
Percentage rent/participation adjustments (3)	14	172	—	186	—	—	(146)	(146)	1	206	346	—	553	—	593
Non-recurring adjustments (6)	—	(6)	—	(6)	—	—	—	—	—	—	—	—	—	—	(6)
Non-cash revenue	(326)	594	76	344	(3,179)	(1,007)	(1,915)	(6,101)	(68)	—	(243)	—	(311)	—	(6,068)
Quarterly cash NOI run rate	52,312	11,239	2,272	65,823	16,468	5,189	6,055	27,712	5,331	7,664	12,123	999	26,117	—	119,652
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$209,248	$44,956	$9,088	$263,292	$65,872	$20,756	$24,220	$110,848	$21,324	$30,656	$48,492	$3,996	$104,468	$—	$478,608

EPR Properties
Reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA
(Unaudited, dollars in thousands)
	1st Quarter 2017	4th Quarter 2016	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015
Adjusted EBITDA (1):
Net income available to common shareholder of EPR Properties	$47,964	$52,190	$51,575	$49,183	$48,228	$46,799
Costs associated with loan refinancing or payoff	5	—	14	339	552	9
Interest expense, net	30,692	26,834	24,265	22,756	23,289	20,792
Transaction costs	57	2,988	2,947	1,490	444	700
Depreciation and amortization	28,077	28,351	27,601	25,666	25,955	24,915
Equity in (loss) income from joint ventures	8	(118)	(203)	(86)	(212)	(268)
Gain on sale of real estate	(2,004)	(1,430)	(1,615)	(2,270)	—	—
Income tax expense (benefit)	954	(84)	358	423	(144)	(936)
Preferred dividend requirements	5,952	5,951	5,951	5,952	5,952	5,951
Gain on insurance recovery (2)	—	(847)	(1,825)	(1,523)	(489)	—
Adjusted EBITDA (for the quarter)	$111,705	$113,835	$109,068	$101,930	$103,575	$97,962

Adjusted EBITDA (3)	$446,820	$455,340	$436,272	$407,720	$414,300	$391,848

Annualized Adjusted EBITDA (1) (4):
Adjusted EBITDA (for the quarter)	$111,705	$113,835	$109,068	$101,930	$103,575
Corporate/unallocated and other NOI (5)	(2,489)	(2,569)	(2,569)	(2,675)	(2,289)
In-service adjustments (6)	2,948	2,493	2,833	2,920	948
Percentage rent/participation adjustments (7)	593	(503)	(1,390)	866	594
Non-recurring adjustments (8)	(6)	(2,522)	(1,833)	(1,497)	(3,637)
Annualized Adjusted EBITDA (for the quarter)	$112,751	$110,734	$106,109	$101,544	$99,191

Annualized Adjusted EBITDA (9)	$451,004	$442,936	$424,436	$406,176	$396,764

(2) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Income from settlement of foreign currency swap contracts	$663	$705	$643	$595	$719
Fee income	—	1,588	—	—	—
Gain on insurance recovery	—	847	1,825	1,523	489
Miscellaneous income	29	87	8	8	2
Other income	$692	$3,227	$2,476	$2,126	$1,210

(1) See pages 29 through 31 for definitions.
(3) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(4) Amounts not calculated for periods prior to 2016.
(5) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(6) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(7) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(8) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.
(9) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.